Leases	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases

4. Leases

The Company leases an office-space under a month-to-month lease for $1,000 per month. Management has determined the lease term to be less than 12 months, including renewals, and therefore has not recorded a right-of-use asset and corresponding liability under the short-term lease recognition exemption. Lease costs for the three and nine months ended September 30, 2019 totaled approximately $3,400 and $9,800, respectively and are included in the Consolidated Statements of Operations and Comprehensive Loss.

As described in Note 3, the Company has elected to adopt the transitional practical expedients, and was not required to reassess whether any existing or expired contracts contained embedded leases. The Company has not entered into any contracts during the 2019 fiscal year that contain an embedded lease.